                                                                    EXHIBIT 99.1

                             NOVA CHEMICALS CORPORATION
                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                    6 1/2% SENIOR NOTES DUE JANUARY 15, 2012
                           WHICH HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933
                                      FOR
                      ANY AND ALL OUTSTANDING UNREGISTERED
                    6 1/2% SENIOR NOTES DUE JANUARY 15, 2012
                           PURSUANT TO THE PROSPECTUS
                    DATED __________________________ , 2004

  ----------------------------------------------------------------------------

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON ______________ , _____________________ , 2004,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").
  ----------------------------------------------------------------------------

                         DELIVER TO THE EXCHANGE AGENT:
                         U.S. BANK NATIONAL ASSOCIATION
        BY REGISTERED OR CERTIFIED MAIL, OVERNIGHT DELIVERY OR BY HAND:
                         U.S. Bank National Association
                            Corporate Trust Services
                              60 Livingston Avenue
                           St. Paul, Minnesota 55107
                         Attention: Specialized Finance
                    BY FACSIMILE FOR ELIGIBLE INSTITUTIONS:
                                 (651) 495-8156
                         Attention: Specialized Finance
                             CONFIRM BY TELEPHONE:
                                 (800) 934-6802

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT AT AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

      The undersigned acknowledges receipt of the prospectus dated ____________________________ , 2004 (the "Prospectus") of NOVA Chemicals
  Corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 6 1/2% Senior Notes due January 15, 2012 (the
  "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 6 1/2% Senior Notes due January 15, 2012 issued on January 13, 2004 (the "Old Notes") from the holders thereof.

      The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

      The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Holders of Old Notes whose certificates are not readily available so they can meet the Expiration Date deadline, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 herein. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

      CONTACT YOUR BANK OR BROKER TO ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THE SPACES BELOW.

      Holders who wish to accept the Exchange Offer and tender their Old Notes must complete this Letter of Transmittal in its entirety.

      The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

              ----------------------------------------------------

                       DESCRIPTION OF OLD NOTES TENDERED

--------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESSES OF
REGISTERED HOLDER(S) EXACTLY  6 1/2% SENIOR                                         AMOUNT OF
AS NAME(S) APPEAR(S) ON OLD     NOTES DUE                       AGGREGATE       OLD NOTES TENDERED
NOTES (PLEASE FILL IN, IF      JANUARY 15,     CERTIFICATE   PRINCIPAL AMOUNT   (IF LESS THAN ALL
BLANK)                             2012        NUMBER(S) *     OF OLD NOTES       TENDERED) **
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                  TOTAL
                                  AMOUNT
                                 TENDERED
--------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.
** Old Notes may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Notes are tendered for exchange in part, the untendered amount thereof must be $100,000 or an integral multiple of $1,000 in excess thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.

      Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

      Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company ("DTC").

/ /       CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF
          GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING
          DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
          PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
          FOLLOWING:

          Name of Registered holders(s)
          ------------------------------------------------------------

          Name of Institution which Guaranteed Delivery
                         ---------------------------------------------

          Date of Execution of Notice of Guaranteed Delivery
                              ----------------------------------------

          If Delivered by Book-Entry Transfer:

          Name of Tendering Institution
          ------------------------------------------------------------

          DTC Account Number
          ------------------------------------------------------------

          Transaction Code Number
          ------------------------------------------------------------

/ /       CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO PERSON OTHER
          THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

          Name
          ------------------------------------------------------------

          Address
          ------------------------------------------------------------

/ /       CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO ADDRESS
          DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF
          TRANSMITTAL:

          Name
          ------------------------------------------------------------

          Address
          ------------------------------------------------------------

/ /       CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE
          10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
          AMENDMENTS OR SUPPLEMENTS THERETO.

          Name
          ------------------------------------------------------------

          Address
          ------------------------------------------------------------

      If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Old Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Notes and it has no arrangements or understandings with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  Ladies and Gentlemen:

      The undersigned hereby tenders to NOVA Chemicals Corporation, a corporation organized under the laws of the Province of Alberta, Canada (the "Company"), the above described aggregate principal amount of the Company's 6 1/2% Senior Notes due January 15, 2012 (the "Old Notes") in exchange for like 6 1/2% Senior Notes due January 15, 2012 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ____________________________ , 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

      Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered in accordance herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

      The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of the New Notes in exchange therefor shall constitute full performance by the Company of its obligations under the Registration Rights Agreement dated January 13, 2004, by and among the Company and the initial purchasers of the Old Notes (the "Registration Rights Agreement") and that the Company will have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

      If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, the Old Notes not exchanged will be returned or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered by the undersigned.

      By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that:

      (i) the undersigned is not an "affiliate" of the Company (as defined in Rule 405 under the Securities Act);

      (ii) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business and the undersigned received the Old Notes being tendered for exchange in the ordinary course of its business; and

     (iii) if the undersigned is not a broker-dealer, the undersigned or the person receiving the New Notes is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to engage in a distribution (within the meaning of the Securities Act) of New Notes to be received in the Exchange Offer.

      If any holder of Old Notes is an affiliate of the Company or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) may not rely on certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties relating to exchange offers and
  (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

      By tendering Old Notes pursuant to the Exchange Offer, a holder of Old Notes who is a broker-dealer represents and agrees that (a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

      The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer") in connection with resales of New Notes received in exchange for such Old Notes, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal. In that regard, each Participating Broker-Dealer, by tendering such Old Notes, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

      THE UNDERSIGNED, BY COMPLETING THE SECTION TITLED "DESCRIPTION OF OLD NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO BE TENDERING THE OLD NOTES IN THE AMOUNT SET FORTH IN SUCH SECTION.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, the undersigned hereby directs that such New Notes be credited to the DTC account of the DTC participant in whose name the Old Notes are registered. Unless otherwise indicated under "Special Delivery Instructions," please deliver certificates evidencing New Notes to the undersigned at the address shown below the undersigned's signature.

                         TENDERING HOLDER(S) SIGN HERE
                  (Please Complete Substitute Form W-9 Below)

      Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Old Notes being tendered or on a security position listing or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 3.

  X
  ----------------------------------------------------------------------------

  X
  ----------------------------------------------------------------------------

                          (Signature(s) of Holder(s))

  Date
  ----------------------------------------------------------------------------

  Name(s)
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                                 (Please Print)

  Capacity (full title)
  ----------------------------------------------------------------------------

  Address
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                               (Include Zip Code)

  Area Code and Telephone Number
           -------------------------------------------------------------------

  Tax Identification or Social Security Number(s)
                      --------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

  Authorized Signature
 -------------------------------------------------------------------------------

  Dated
  ----------------------------------------------------------------------------

  Name
  ----------------------------------------------------------------------------

  Capacity or Title
  ----------------------------------------------------------------------------

  Name of Firm
  ----------------------------------------------------------------------------

  Address
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                               (Include Zip Code)

  Area Code and Telephone Number
          --------------------------------------------------------------------

---------------------------------------------
        SPECIAL ISSUANCE INSTRUCTIONS
         (SEE INSTRUCTIONS 3 AND 4)

To be completed by ONLY if the New Notes
  and/or any non-tendered or non-exchanged
Old Notes are to be issued in the name of someone other than the holder of the Old
Notes whose name(s) appear(s) above.

Issue:

/ / New Notes to:

/ / Non-tendered or non-exchanged Old Notes to:

Name
       --------------------------------------
               (Please Print)

Address
         ------------------------------------

--------------------------------------------

--------------------------------------------
             (Include Zip Code)

--------------------------------------------
         (Taxpayer Identification or
           Social Security Number)

--------------------------------------------
     (Telephone Number, with Area Code)
--------------------------------------------
--------------------------------------------
        SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if the New Notes and/or non-tendered or non-exchanged Old Notes are to be sent to someone other than the
registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Issue:

/ / New Notes to:

/ / Non-tendered or non-exchanged Old Notes to:

Name
       --------------------------------------
               (Please Print)

Address
         ------------------------------------

--------------------------------------------

--------------------------------------------
             (Include Zip Code)

--------------------------------------------
         (Taxpayer Identification or
           Social Security Number)

--------------------------------------------
     (Telephone Number, with Area Code)
--------------------------------------------

                                SEE INSTRUCTIONS

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES. A holder of Old Notes may tender the same by
  (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered, and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

      Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE ITEMS, THE COMPANY RECOMMENDS THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OLD NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

      Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery, by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder, the principal amount of Old Notes tendered, stating that the tender is being made thereby, and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal, or facsimile of this Letter of Transmittal, duly executed, together with a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the properly completed and executed Letter of Transmittal, or facsimile thereof, as well as a book-entry confirmation, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three
  (3) New York Stock Exchange trading days after the Expiration Date.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

      2. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than the entire principal amount of Old Notes, as the case may be, evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled "Description of Old Notes Tendered." Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 thereof. A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

      If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

      To be effective with respect to the tender of Old Notes, a written notice, which may be by telegram, telex, facsimile transmission or letter of withdrawal, must be received by the Exchange Agent at the address for the Exchange Agent set forth above. Any notice of withdrawal must (i) specify the name of the person who tendered the Old Notes to be withdrawn;
  (ii) identify the Old Notes to be withdrawn including the certificate number or numbers and principal amount of such Old Notes; and (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the Old Notes register the transfer of the Old Notes into the name of the person withdrawing the tender. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with DTC procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

      Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with DTC for Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer). Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

      3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

      When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

      Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless the Old Notes tendered pursuant thereto are tendered: (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed by the registered holder with the signature guaranteed by an eligible institution or accompanied by proper documentation of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, and signed by the registered holder with the signature guaranteed by an Eligible Institution.

      If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, as applicable, the name and address to which the New Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

      5. TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register New Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such transfer taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder, and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

      6. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

      7. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

      8. DETERMINATION OF VALIDITY. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

      The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

      9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. U.S. federal income tax law generally requires a holder whose tendered notes are accepted for exchange to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, on the Substitute Form W-9, backup withholding may apply with respect to the exchange in an amount equal to 30% of the amount of the exchange.

      Certain holders that are considered exempt recipients (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to backup withholding. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      The box in Part 1 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the box in Part 1 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of the amount of the exchange unless a properly certified TIN is provided to the Exchange Agent prior to the exchange.

      Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      10.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL
  COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, company or other nominee.

      11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                  TO BE COMPLETED BY ALL TENDERING NOTEHOLDERS
                              (SEE INSTRUCTION 9)
                  PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE                       PART 1 --                                       ---------------------------------
FORM W-9                         PLEASE PROVIDE YOUR TIN AT THE BOX AT RIGHT           Social Security Number
DEPARTMENT OF THE                AND CERTIFY BY SIGNING AND DATING BELOW                         or
TREASURY                                                                         ---------------------------------
INTERNAL REVENUE SERVICE                                                          Employer Identification Number
                                 ----------------------------------------------------------------------------------

PAYOR'S REQUEST                  PART 2 -- CERTIFICATION -- Under the penalties           Awaiting TIN / /
FOR TAXPAYER                     of perjury, I certify that:
IDENTIFICATION                   (1) the number shown on this form is my
NUMBER (TIN)                     correct taxpayer identification number (or I
AND CERTIFICATION                am waiting for a number to be issued to me),
                                 (2) I am not subject to backup withholding
                                 either because (i) I am exempt from backup
                                 withholding, (ii) I have not been notified by
                                 the Internal Revenue Service ("IRS") that I am
                                 subject to backup withholding as a result of a
                                 failure to report all interest or dividends,
                                 or (iii) the IRS has notified me that I am no
                                 longer subject to backup withholding, and
                                 (3) any other information provided on this
                                 form is true and correct.

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

SIGNATURE                                                    DATE
 -------------------------------------------------           ------------------------------------

ADDRESS
 -------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF THE AMOUNT OF THE EXCHANGE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1
                           OF THE SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF THE EXCHANGE, 30% OF THE AMOUNT OF THE EXCHANGE SHALL BE RETAINED AND REMITTED TO THE INTERNAL REVENUE SERVICE AS BACKUP WITHHOLDING.

SIGNATURE                                                      DATE
 ---------------------------------------------------           -----------------------------------